Exhibit 10.3

FARMOUT AGREEMENT

This agreement is entered into this 31st day of March, 2006, by and between Fulcrum Partners, Ltd. ("Fulcrum") and Parallel, L.P. ("Parallel").

1)            Fulcrum agrees to sell and assign to Parallel and Parallel agrees to purchase from Fulcrum an undivided one-half (1/2) of all of Fulcrum's right, title and interest in and to Dale Resources, LLC's West Fork, West Gateway and Lone Star Prospects in Tarrant County, Texas (the "Subject Prospects"), including, but not limited to, an undivided one-half (1/2) of all of Fulcrum's right, title and interest in, to, under, arising by virtue of and/or acquired by Fulcrum by virtue of the agreements, contracts, assignments and other documents more particularly described in Exhibit "A" hereto (the "Documents"), SAVE AND EXCEPT the interests in the foregoing which were assigned by Fulcrum to Parallel by a separate Assignment of even date herewith (the undivided one-half (1/2) interest in the Subject Prospects being assigned herein being hereinafter referred to as the "Subject Interest"). The undivided one-half (1/2) of Fulcrum's interest in the Subject Prospects which Fulcrum is retaining is hereinafter referred to as "Fulcrum's Retained Interest."

2)            To effectuate the assignment and sale contemplated herein, Fulcrum agrees to execute and deliver to Parallel the assignment of the Subject Interest in the form of the assignment attached as Exhibit "B" hereto (the "Assignment").

3)            The effective date of the sale and assignment contemplated herein shall be March 1, 2006 (the "Effective Date").

4)            In consideration of Fulcrum's sale and assignment of the Subject Interest to Parallel, Parallel shall pay, for the benefit of Fulcrum, up to Eleven Million Dollars ($11,000,000.00) for the costs attributable to Fulcrum's Retained Interest for (i) drilling, testing, completing and equipping wells commenced on lands encompassed by the Subject Prospects from and after the Effective Date, (ii) the total costs of drilling, testing, completing and equipping the wells that were being drilled on the Subject Prospects as of the Effective Date (which wells are described in Exhibit "C" hereto), and (iii) the frac jobs to be performed on the wells described in Exhibit "D" hereto (the foregoing costs described above in (i), (ii) and (iii) in this paragraph No. 4 hereinafter being referred to as the "Carried Capital Costs"). From and after such time as either Parallel has paid such Carried Capital Costs totaling $11,000,000.00, or Parallel elects not to pay any more of such costs, Parallel shall have no further obligation to pay such Carried Capital Costs. The Carried Capital Costs which Parallel elects to pay shall be paid by Parallel as such costs are incurred by Fulcrum. If, and only if, Parallel elects not to pay the entire $11,000,000.00 in Carried Capital Costs, Parallel shall reassign to Fulcrum all of the Subject Interests, except Parallel shall retain the portion thereof for which Parallel has paid such Carried Capital Costs, including the Wells for which Carried Capital Costs have been paid by Parallel, the oil and gas leases comprising the spacing or proration unit for such Wells and all of the equipment and other personal property used in connection therewith.

1

5)            From and after the Effective Date, Parallel shall be liable for all costs, and shall be entitled to all production, revenues and other benefits, attributable to the Subject Interests. Fulcrum shall remain liable for all costs attributable to Fulcrum's Retained Interest (except the Carried Capital Costs which Parallel elects to pay) and shall retain all rights to the production of oil and gas, the proceeds from the sale thereof and other revenues and benefits attributable to Fulcrum's Retained Interest.

6)            The parties hereto agree to execute such other assignments, agreements or other instruments, and do and perform such other acts, which may be reasonably necessary in order to effectuate the terms hereof.

DATED: March 31st, 2006.

PARALLEL, L.P. By: Parallel Petroleum Corporation, its general partner By: /s/ John S. Rutherford John S. Rutherford, Vice President	FULCRUM PARTNERS, LTD. By: /s/ John C. Thompson John C. Thompson, General Partner

2

EXHIBIT "A"

attached to and made a part of that certain

Agreement dated March ___, 2006, by and between

Fulcrum Partners, Ltd. and Parallel, L.P.

WEST FORK PROSPECT

1)            That certain Amended and Restated Participation Agreement dated May 18, 2004, as amended, between Dale Resources, L.L.C. and Parallel Petroleum Corporation, et al, as Participants, pertaining to the lands comprising the Area of Mutual Interest, described in the Exhibit "A" attached thereto, in Tarrant and Dallas Counties, Texas, which amends and restates that certain Participation Agreement dated May 1, 2003, entered into by and among the same parties.

2)            That certain Amendatory Agreement (Dale ( Four Sevens Cross-Assignment Transaction) entered into by and among Dale Resources, L.L.C., Parallel Petroleum Corporation, et al, among other things, amending the Amended and Restated Participation Agreement described in Paragraph 1, above, and other agreements described herein.

3)            That certain Operating Agreement dated May 1, 2003, as amended, between Dale Operating Company, as Operator, and Parallel Petroleum Corporation, et al, as Non-Operators, pertaining to the same lands covered by the Amended and Restated Participation Agreement described in Paragraph No. 1, above, a Memorandum of which is recorded as Document No. D203319737 in the Real Property Records of Tarrant County, Texas, as amended.

4)            That certain Lease Agreement dated May 3, 2003, as amended, entered into by and among Dale Resources, L.L.C. and West Fork Partners, L.P., Tiggator, Inc. and Squaretop Partners, L.P., a Memorandum of which, dated May 16, 2003, is recorded in Volume 16858, page 0241 of the Real Property Records of Tarrant County, Texas, as amended by that certain Amendatory Agreement dated May 18, 2004, entered into by and among such parties (the "Amendatory Agreement").

5)            That certain Settlement Agreement and Mutual Release effective as of May 1, 2003, entered into by and among Dale Resources, L.L.C., Parallel Petroleum Corporation, Premium Resources II, L.P., Endeavor Energy Resources, et al, among other things, settling the "West Fork Lawsuit," the "Squaretop Lawsuit" and the" PR II Lawsuit."

6)            Agreement dated May 18, 2004, entered into by and among Dale Resources, L.L.C., Parallel Petroleum Corporation, et al, wherein such parties agree to pay to Premium Resources II, L.P., their pro rata share of the sum of $743,740.00.

7)            Escrow Agreement dated May 18, 2004 (among other dates), entered into by and among Dale Resources, L.L.C. and "the West Fork entities," as described therein, pertaining to the settlement of the lawsuits described in No. 5, above.

8)            Transportation and Acquisition Agreement, West Fork Prospect Area, Tarrant County, Texas, dated May 18, 2004, entered into by and among Dale Resources, L.L.C., West Fork Pipeline Company, L.P., Parallel Petroleum Corporation and Premium Resources II, L.P.

9)            That certain Well Operation and Subsurface Easement effective May 10, 2003, as amended, entered into by and among West Fork Partners, L.P., Tiggator, Inc., Squaretop Partners, L.P., as Grantors, and Dale Resources, L.L.C., as Grantee, a Memorandum of which, dated May 16, 2003, is recorded in Volume 16858, page 0099 of the Real Property Records of Tarrant County, Texas, as amended by the Amendatory Agreement.

10)         That certain Central Facilities Easement dated May 10, 2003, from West Fork Partners, L.P., Tiggator, Inc., Squaretop Partners, L.P., as Grantors, to Dale Resources, L.L.C., as Grantee, a Memorandum of which, dated May 16, 2003, is recorded in Volume 16858, page 0098 of the Real Property Records of Tarrant County, Texas, as amended by Amendment to Central Facilities Agreement dated May 18, 2004, entered into by and among such parties.

11)         Agreement dated November 18, 2004, by and between Four Sevens Oil Co., Ltd., Parrot Gas Co., Ltd. and Dale Resources, L.L.C. and the Operating Agreement attached as Exhibit "A" thereto, dated November 18, 2004, wherein Four Sevens Operating Co., Ltd. is Operator and Parrot Gas Co., Ltd. and Dale Resources, L.L.C. are Non-Operators.

12)         That certain Partial Assignment and Bill of Sale (Carter "A" Well # 1H) effective August 1, 2005, recorded as Document No. D206044605 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective August 1, 2005, to include in the matters included in "Permitted Encumbrances" therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.

13)         That certain Partial Assignment and Bill of Sale (Gateway Park Well # 1H) effective August 1, 2005, recorded as Document No. D206044608 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective August 1, 2005, to include in the matters included in "Permitted Encumbrances" therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.

14)         That certain Partial Assignment and Bill of Sale (Gateway Park Well # 2H) effective ________ 1, 2005, recorded as Document No. D206044607 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective February 9, 2006, to include in the matters included in "Permitted Encumbrances" therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.

15)         That certain Partial Assignment and Bill of Sale (Brentwood Well A # 1H) effective July 1, 2005, recorded as Document No. D206044606 in the Real Property Records of

Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective July 1, 2005, to include in the matters included in "Permitted Encumbrances" therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.

16)         That certain Partial Assignment and Bill of Sale (Parrot Well # 1H) effective July 1, 2005, recorded as Document No. D206044604 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Lessor, to Parallel, L.P., et al, as Assignees.

WEST GATEWAY PROSPECT

1)            Participation Agreement, West Gateway Prospect, dated November 1, 2005, entered into by and among Dale Resources, L.L.C., Parallel, L.P., et al.

2)            Operating Agreement dated November 1, 2005, for the West Gateway area, between Dale Operating Company, as Operator, and Parallel, L.P., et al, as Non-Operators, and the Memorandum of Operating Agreement effective November 1, 2005, currently unrecorded.

LONE STAR PROSPECT

1)            Area of Mutual Interest Agreement, Lone Star, effective March 1, 2005, entered into by and among Matador Energy Company, Ltd. and Dale Resources, L.L.C., as ratified by all of the parties ratifying such Agreement by Ratification Agreement entered into as of May 31, 2005, as acknowledged by Acknowledgment of Ratification Agreement entered into as of May 31, 2005, by and between Dale Resources, L.L.C., Dale Gas Partners, L.P., Dale Operating Company and Matador Energy Company, Ltd.

EXHIBIT "B"

attached to and made a part of that certain

Agreement dated March ___, 2006, by and between

Fulcrum Partners, Ltd. and Parallel, L.P.

ASSIGNMENT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fulcrum Partners, Ltd. ("Assignor") hereby sells, assigns, transfers and conveys unto Parallel, L.P. ("Assignee"), whose address is 1004 N. Big Spring, Suite 400, Midland, Texas 79701,

an undivided one-half (1/2) of all of Assignor's right, title and interest in and to Dale Resources, LLC's West Fork, West Gateway and Lone Star Prospects in Tarrant County, Texas (the "Subject Prospects"), including, but not limited to, an undivided one-half (1/2) of all of Assignor's right, title and interest in, to, under, arising by virtue of and/or acquired by Assignor by virtue of the agreements, contracts, assignments and other documents more particularly described in Exhibit "A" hereto (the "Documents"), SAVE AND EXCEPT the interests in the foregoing which were assigned by Assignor to Parallel by a separate Assignment of even date herewith (the undivided one-half (1/2) interest in the Subject Prospects being assigned herein being hereinafter referred to as the "Subject Interest").

This Assignment is made subject to all the terms and provisions of that certain Agreement dated March ____, 2006, entered into by and between Assignor and Assignee.

Assignor hereby warrants that (i) Assignor has good and indefeasible title to the Subject Interests, (ii) the Subject Interests are one-half (1/2) of the interest acquired by Assignor in, under and by virtue of the Documents, (iii) the Subject Interests are free and clear of liens and encumbrances, (iv) that no interests have been created by Assignor which would increase the cost-bearing interests attributable to the Subject Interests to more than, or reduce the interest in the oil and gas production or other revenue attributable to the Subject Interests to less than, one-half (1/2) of the revenue attributable to the interest acquired by Assignor by virtue of the Documents, and (v) there is no prohibition, consent or approval required for this Assignment.

Executed this _____ day of __________, 2006, but effective as of March 1, 2006.

ASSIGNOR: FULCRUM PARTNERS, LTD. By: _______________________________ John C. Thompson, Partner	ASSIGNEE: PARALLEL, L.P. By Parallel Petroleum Corporation, its general partner By: _______________________________ John S. Rutherford, Vice President

1

STATE OF TEXAS	)

)

COUNTY OF ___________	)

This instrument was acknowledged before me this _____ day of _____________, 2006, by John C. Thompson, General Partner of Fulcrum Partners, Ltd., a Texas limited partnership, on behalf of said partnership.

_______________________________________________

Notary Public, State of Texas

STATE OF TEXAS	)

)

COUNTY OF __________	)

This instrument was acknowledged before me this _____ day of ______________, 2006, by John S. Rutherford, Vice President of Parallel Petroleum Corporation, general partner, on behalf of Parallel, L.P., a Texas limited partnership.

_______________________________________________

Notary Public, State of Texas

2

EXHIBIT "C"

attached to and made a part of that certain

Agreement dated March ___, 2006, by and between

Fulcrum Partners, Ltd. and Parallel, L.P.

WELLS BEING DRILLED AS OF MARCH 1, 2006

Duck Head #2-H

Brentwood C #1-H

Parrot A #3-H

EXHIBIT "D"

attached to and made a part of that certain

Agreement dated March ___, 2006, by and between

Fulcrum Partners, Ltd. and Parallel, L.P.

FRAC JOBS TO BE PERFORMED ON EXISTING WELLS

Bell # 1

Riverbend A #1-H

Riverbend B #1-H

Brentwood B #1-H

Carter B #1-H

Bell # 2 H